AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	At June 30,
(Dollars in thousands, except par and stated value)	2022	2021
ASSETS
Cash and cash equivalents	$1,202,587	$715,624
Cash segregated for regulatory purposes	372,112	322,153
Total cash, cash equivalents, cash segregated	1,574,699	1,037,777
Securities:
Trading	1,758	1,983
Available-for-sale	262,518	187,335
Stock of regulatory agencies	20,368	19,995
Loans held for sale, carried at fair value	4,973	29,768
Loans held for sale, lower of cost or fair value	10,938	12,294
Loans—net of allowance for credit losses of $148,617 as of June 2022 and $132,958 as of June 2021	14,091,061	11,414,814
Mortgage servicing rights, carried at fair value	25,213	17,911
Other real estate owned and repossessed vehicles	798	6,782
Securities borrowed	338,980	619,088
Customer, broker-dealer and clearing receivables	471,857	369,815
Goodwill and other intangible assets—net	156,405	115,972
Other assets	496,037	432,031
TOTAL ASSETS	$17,455,605	$14,265,565

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$5,033,970	$2,474,424
Interest bearing	8,912,452	8,341,373
Total deposits	13,946,422	10,815,797
Advances from the Federal Home Loan Bank	117,500	353,500
Borrowings, subordinated notes and debentures	445,244	221,358
Securities loaned	474,400	728,988
Customer, broker-dealer and clearing payables	566,094	535,425
Accounts payable and accrued liabilities and other liabilities	262,972	209,561
Total liabilities	15,812,632	12,864,629
STOCKHOLDERS’ EQUITY:
Common stock—$0.01 par value; 150,000,000 shares authorized, 68,859,722 shares issued and 59,777,949 shares outstanding as of June 2022; 68,069,321 shares issued and 59,317,944 shares outstanding as of June 2021	689	681
Additional paid-in capital	453,784	432,550
Accumulated other comprehensive income (loss)—net of tax	(2,933)	2,507
Retained earnings	1,428,444	1,187,728
Treasury stock, at cost; 9,081,773 shares as of June 2022 and 8,751,377 shares as of June 2021	(237,011)	(222,530)
Total stockholders’ equity	1,642,973	1,400,936
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$17,455,605	$14,265,565

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2022	2021
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$174,110	$147,965
Securities borrowed and customer receivables	4,462	6,270
Investments	5,589	2,686
Total interest and dividend income	184,161	156,921
INTEREST EXPENSE:
Deposits	11,179	10,846
Advances from the Federal Home Loan Bank	1,663	982
Securities loaned	503	664
Other borrowings	5,406	2,775
Total interest expense	18,751	15,267
Net interest income	165,410	141,654
Provision for credit losses	6,000	1,250
Net interest income, after provision for credit losses	159,410	140,404
NON-INTEREST INCOME:
Prepayment penalty fee income	4,230	2,877
Gain on sale - other	59	(213)
Mortgage banking income	3,439	2,895
Broker-dealer fee income	13,064	6,386
Banking and service fees	6,308	4,856
Total non-interest income	27,100	16,801
NON-INTEREST EXPENSE:
Salaries and related costs	43,541	37,209
Data processing	13,594	12,947
Depreciation and amortization	6,022	6,211
Professional services	7,649	4,901
Advertising and promotional	3,449	3,612
Occupancy and equipment	3,480	4,163
Broker-dealer clearing charges	3,940	3,166
FDIC and regulatory fees	3,967	2,203
General and administrative expense	19,151	7,448
Total non-interest expense	104,793	81,860
INCOME BEFORE INCOME TAXES	81,717	75,345
INCOME TAXES	23,821	21,090
NET INCOME	$57,896	$54,255
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$57,896	$54,255
COMPREHENSIVE INCOME	$56,589	$54,469
Basic earnings per share	$0.97	$0.92
Diluted earnings per share	$0.96	$0.90

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2022	2021	2020
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$626,628	$584,410	$582,748
Securities borrowed and customer receivables	20,512	20,466	16,585
Investments	12,588	12,987	23,506
Total interest and dividend income	659,728	617,863	622,839
INTEREST EXPENSE:
Deposits	33,620	60,529	126,916
Advances from the Federal Home Loan Bank	4,625	4,672	11,988
Securities loaned	1,124	1,496	679
Other borrowings	13,201	12,424	5,645
Total interest expense	52,570	79,121	145,228
Net interest income	607,158	538,742	477,611
Provision for credit losses	18,500	23,750	42,200
Net interest income, after provision for credit losses	588,658	514,992	435,411
NON-INTEREST INCOME:
Prepayment penalty fee income	13,303	7,166	5,993
Gain on sale - other	165	491	6,871
Mortgage banking income	19,033	42,150	20,646
Broker-dealer fee income	52,110	26,317	23,210
Banking and service fees	28,752	29,137	46,267
Total non-interest income	113,363	105,261	102,987
NON-INTEREST EXPENSE:
Salaries and related costs	167,390	152,576	144,341
Data processing	50,159	40,719	30,671
Depreciation and amortization	24,596	24,124	24,443
Professional services	22,482	22,241	11,095
Advertising and promotional	13,580	14,212	14,523
Occupancy and equipment	13,745	13,402	12,059
Broker-dealer clearing charges	15,184	11,152	8,210
FDIC and regulatory fees	11,823	10,603	5,538
General and administrative expense	43,103	25,481	24,886
Total non-interest expense	362,062	314,510	275,766
INCOME BEFORE INCOME TAXES	339,959	305,743	262,632
INCOME TAXES	99,243	90,036	79,194
NET INCOME	$240,716	$215,707	$183,438
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$240,716	$215,518	$183,129
COMPREHENSIVE INCOME	$235,276	$219,151	$182,485
Basic earnings per share	$4.04	$3.64	$3.01
Diluted earnings per share	$3.97	$3.56	$2.98

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2022	2021	2020
NET INCOME	$240,716	$215,707	$183,438
Net unrealized gain (loss) from available-for-sale securities, net of tax expense (benefit) of $(2,416), $1,495, and $(381) for the years ended June 30, 2022, 2021 and 2020, respectively.	(5,440)	3,444	(953)
Other comprehensive income (loss)	$(5,440)	$3,444	$(953)
COMPREHENSIVE INCOME	$235,276	$219,151	$182,485

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
(Unaudited)

	Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Total
			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued	Treasury	Outstanding	Amount
Balance as of June 30, 2019	515	$5,063	66,563,922	(5,435,105)	61,128,817	$666	$389,945	$826,170	$16	$(148,810)	$1,073,050
Net income	—	—	—	—	—	—	—	183,438	—	—	183,438
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	(953)	—	(953)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Purchase of treasury stock	—	—	—	(1,970,464)	(1,970,464)	—	—	—	—	(38,858)	(38,858)
Stock-based compensation expense and restricted stock unit vesting	—	—	759,131	(304,849)	454,282	7	21,928	—	—	(7,457)	14,478
Balance as of June 30, 2020	515	$5,063	67,323,053	(7,710,418)	59,612,635	$673	$411,873	$1,009,299	$(937)	$(195,125)	$1,230,846
Cumulative effect of change in accounting principle net of tax, adoption of ASU No. 2016-13	—	—	—	—	—	—	—	(37,088)	—	—	(37,088)
Net income	—	—	—	—	—	—	—	215,707	—	—	215,707
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	3,444	—	3,444
Cash dividends on preferred stock	—	—	—	—	—	—	—	(103)	—	—	(103)
Preferred stock - Series A redemption	(515)	(5,063)	—	—	—	—	—	(87)	—	—	(5,150)
Purchase of treasury stock	—	—	—	(753,597)	(753,597)	—	—	—	—	(16,757)	(16,757)
Stock-based compensation expense and restricted stock unit vesting	—	—	746,268	(287,362)	458,906	8	20,677	—	—	(10,648)	10,037
Balance as of June 30, 2021	—	$—	68,069,321	(8,751,377)	59,317,944	$681	$432,550	$1,187,728	$2,507	$(222,530)	$1,400,936
Net income	—	—	—	—	—	—	—	240,716	—	—	240,716
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	(5,440)	—	(5,440)
Stock-based compensation expense and restricted stock unit vesting	—	—	790,401	(330,396)	460,005	8	21,234	—	—	(14,481)	6,761
Balance as of June 30, 2022	—	$—	68,859,722	(9,081,773)	59,777,949	$689	$453,784	$1,428,444	$(2,933)	$(237,011)	$1,642,973

AXOS FINANCIAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
	Year Ended June 30,
(Dollars in thousands)	2022	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$240,716	$215,707	$183,438
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion and amortization on securities, net	(423)	(365)	291
Net accretion of discounts on loans	(7,249)	(7,050)	(35,493)
Amortization of borrowing costs	706	1,569	208
Amortization of operating lease right of use asset	10,899	10,598	10,543
Stock-based compensation expense	21,242	20,685	21,935
Trading activity	225	(1,878)	1,217
Provision for credit losses	18,500	23,750	42,200
Deferred income taxes	(9,400)	(8,828)	(6,551)
Origination of loans held for sale	(656,487)	(1,608,700)	(1,601,579)
Unrealized (gain) loss on loans held for sale	733	1,469	(1,360)
Gain on sales of loans held for sale	(19,198)	(42,641)	(27,517)
Proceeds from sale of loans held for sale	696,832	1,671,515	1,614,379
Amortization and change in fair value of mortgage servicing rights	(2,228)	6,319	5,806
(Gain) loss on sale of other real estate and foreclosed assets	(458)	(201)	(449)
Depreciation and amortization	24,596	24,124	24,443
Net changes in assets and liabilities which provide (use) cash:
Securities borrowed	280,108	(396,720)	(77,662)
Customer, broker-dealer and clearing receivables	(98,365)	(149,549)	(17,074)
Other assets	(116,202)	(7,259)	(36,979)
Securities loaned	(254,588)	473,043	57,589
Customer, broker-dealer and clearing payables	30,669	187,811	109,010
Accounts payable and other liabilities	45,382	(817)	17,723
Net cash provided by operating activities	$206,010	$412,582	$284,118
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(143,733)	(122,338)	(304,930)
Proceeds from sales of securities	75,023	—	—
Proceeds from repayment of securities	61,117	74,667	325,704
Purchase of stock of regulatory agencies	(54,350)	(305)	(55,870)
Proceeds from redemption of stock of regulatory agencies	54,350	920	55,536
Origination of loans held for investment	(10,325,104)	(5,761,303)	(6,573,568)
Proceeds from sale of loans and leases held for investment	106,324	80,049	37,300
Mortgage warehouse loans activity, net	333,562	(139,806)	(172,319)
Proceeds from sales of other real estate owned and repossessed assets	8,654	1,586	2,241
Acquisition of business activity, net of cash paid	(54,597)	—	—
Purchases of loans, net of discounts and premiums	(33,085)	(3,619)	—
Principal repayments on loans	7,220,931	5,013,817	5,349,800
Purchases of furniture, equipment, software and intangibles	(21,504)	(10,437)	(12,333)
Net cash used in investing activities	$(2,772,412)	$(866,769)	$(1,348,439)
Continued on Next Page
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in deposits	3,130,625	(520,897)	2,353,521
Proceeds from the Federal Home Loan Bank term advances	—	—	65,000
Repayments of the Federal Home Loan Bank term advances	(50,000)	(70,000)	(55,000)
Net (repayment) proceeds of Federal Home Loan Bank other advances	(186,000)	181,000	(226,000)
Redemption of subordinated notes	—	(51,000)	—
Repayment of Paycheck Protection Program Liquidity Facility advances	—	(151,952)	—
Proceeds from Paycheck Protection Program Liquidity Facility advances	—	—	151,952
Net (repayment) proceeds of other borrowings	75,300	14,700	(85,300)
Tax payments related to settlement of restricted stock units	(14,481)	(10,648)	(7,457)
Repurchase of treasury stock	—	(16,757)	(38,858)
Redemption of preferred stock, Series A	—	(5,150)	—
Cash dividends paid on preferred stock	—	(103)	(386)
Payment of debt issuance costs	(2,120)	(2,748)	—
Proceeds from issuance of subordinated notes	150,000	175,000	—
Net cash provided by financing activities	$3,103,324	$(458,555)	$2,157,472
NET CHANGE IN CASH AND CASH EQUIVALENTS	536,922	(912,742)	1,093,151
CASH AND CASH EQUIVALENTS—Beginning of year	1,037,777	1,950,519	857,368
CASH AND CASH EQUIVALENTS—End of year	$1,574,699	$1,037,777	$1,950,519
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on interest-bearing liabilities	$50,269	$77,995	$145,452
Income taxes paid	99,701	92,506	80,430
Transfers to other real estate and repossessed vehicles	2,134	1,903	1,315
Transfers from loans and leases held for investment to loans held for sale	105,884	71,136	141,849
Transfers from loans held for sale to loans and leases held for investment	3,098	29,616	—
Securities transferred from available-for-sale portfolio to other assets	—	70,751	17,482
Loans held for investment sold, cash not received	—	—	61,029
Operating lease liabilities for obtaining right of use assets	16,539	—	82,950
Impact of adoption of ASC 326 on retained earnings	—	37,088	—

LOANS & ALLOWANCE FOR CREDIT LOSSES
The following table sets forth the composition of the loan portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2022	June 30, 2021
Single Family - Mortgage & Warehouse	$3,988,462	$4,359,472
Multifamily and Commercial Mortgage	2,877,680	2,470,454
Commercial Real Estate	4,781,044	3,180,453
Commercial & Industrial - Non-RE	2,028,128	1,123,869
Auto & Consumer	567,228	362,180
Other	11,134	58,316
Total gross loans	14,253,676	11,554,744
Allowance for credit losses - loans	(148,617)	(132,958)
Unaccreted premiums (discounts) and loan fees	(13,998)	(6,972)
Total net loans	$14,091,061	$11,414,814

SECURITIES
The amortized cost, carrying amount and fair value for the trading and available for sale securities at June 30, 2022 and June 30, 2021 were:

	June 30, 2022
	Trading	Available for sale
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
U.S agencies[1]	$—	$27,722	$9	$(2,406)	$25,325
Non-agency[2]	—	187,616	1,832	(2,634)	186,814
Total mortgage-backed securities	—	215,338	1,841	(5,040)	212,139
Non-MBS:
Municipal	1,758	3,529	—	(281)	3,248
Asset-backed securities and structured notes	—	47,000	131	—	47,131
Total Non-MBS	1,758	50,529	131	(281)	50,379
Total debt securities	$1,758	$265,867	$1,972	$(5,321)	$262,518

	June 30, 2021
	Trading	Available for sale
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
U.S agencies[1]	$—	$23,639	$420	$(146)	$23,913
Non-agency[2]	—	65,174	2,862	(421)	67,615
Total mortgage-backed securities	—	88,813	3,282	(567)	91,528
Non-MBS:
Municipal	1,983	3,466	99	—	3,565
Asset-backed securities and structured notes	—	90,549	1,693	—	92,242
Total Non-MBS	1,983	94,015	1,792	—	95,807
Total debt securities	$1,983	$182,828	$5,074	$(567)	$187,335
1 Includes securities guaranteed by Ginnie Mae, a U.S. government agency, and the government sponsored enterprises Fannie Mae and Freddie Mac.
2 Private sponsors of securities collateralized primarily by first - lien mortgage loans on commercial properties or by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets forth the composition of deposits by type and weighted average interest rate as of the dates indicated:

(Unaudited)	June 30, 2022		June 30, 2021
(Dollars in thousands)	Amount	Rate[1]	Amount	Rate[1]
Non-interest bearing	$5,033,967	—%	$2,474,424	—%
Interest bearing:
Demand	3,611,891	0.61%	3,369,845	0.15%
Savings	4,245,555	0.95%	3,458,687	0.21%
Total interest-bearing demand and savings	7,857,446	0.79%	6,828,532	0.18%
Time deposits:
$250 and under	651,392	1.22%	1,070,139	1.30%
Greater than $250	403,616	1.41%	442,702	1.03%
Total time deposits	1,055,008	1.25%	1,512,841	1.22%
Total interest bearing[2]	8,912,454	0.85%	8,341,373	0.37%
Total deposits	$13,946,421	0.54%	$10,815,797	0.29%
1. Based on weighted-average stated interest rates at end of period.
2. The total interest-bearing includes brokered deposits of $1,032.7 million and $621.4 million as of June 30, 2022 and June 30, 2021, respectively, of which $250.0 million and $380.0 million, respectively, are time deposits classified as $250 and under.

The number of deposit accounts at the end of each of the last two fiscal years is set forth below:

	At June 30,
	2022	2021
Non-interest-bearing	42,372	36,726
Checking and savings accounts	344,593	336,068
Time deposits	8,734	12,815
Total number of deposit accounts	395,699	385,609

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Three Months Ended
	June 30,
	2022			2021
(Unaudited) (Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid[2]	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid[2]
Assets:
Loans[3,4]	$13,706,238	$174,110	5.08%	$11,485,248	$147,965	5.15%
Interest-earning deposits in other financial institutions	1,239,655	2,597	0.84%	1,930,140	703	0.15%
Mortgage-backed and other investment securities[4]	241,300	2,648	4.39%	158,221	1,376	3.48%
Securities borrowed and margin lending	592,234	4,462	3.01%	864,702	6,270	2.90%
Stock of the regulatory agencies	24,852	344	5.54%	20,520	607	11.83%
Total interest-earning assets	15,804,279	184,161	4.66%	14,458,831	156,921	4.34%
Non-interest-earning assets	794,171			438,287
Total assets	$16,598,450			$14,897,118
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$7,007,304	$8,379	0.48%	$7,441,814	$5,118	0.28%
Time deposits	1,012,705	2,800	1.11%	1,632,525	5,728	1.40%
Securities loaned	408,416	503	0.49%	412,385	664	0.64%
Advances from the FHLB	543,247	1,663	1.22%	171,808	982	2.29%
Borrowings, subordinated notes and debentures	448,754	5,406	4.82%	274,664	2,775	4.04%
Total interest-bearing liabilities	9,420,426	18,751	0.80%	9,933,196	15,267	0.61%
Non-interest-bearing demand deposits	4,714,018			2,586,766
Other non-interest-bearing liabilities	824,704			981,989
Stockholders’ equity	1,639,302			1,395,167
Total liabilities and stockholders’ equity	$16,598,450			$14,897,118
Net interest income		$165,410			$141,654
Interest rate spread[6]			3.86%			3.73%
Net interest margin[7]			4.19%			3.92%
1 Average balances are obtained from daily data.
2 Annualized.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loans include average balances of $26.1 million and $26.9 million of Community Reinvestment Act loans which are taxed at a reduced rate for the 2022 and 2021 three-month periods respectively.
5 Margin lending is the significant component of the asset titled customer, broker-dealer and clearing receivables on the unaudited condensed consolidated balance sheets.
6 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
7 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2022			2021			2020
(Unaudited) (Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans[2,3]	$12,577,397	$626,628	4.98%	$11,332,020	$584,410	5.16%	$10,149,867	$582,748	5.74%
Interest-earning deposits in other financial institutions	1,233,983	4,501	0.36%	1,600,811	2,185	0.14%	833,612	10,906	1.31%
Mortgage-backed and other investment securities[3]	174,651	6,952	3.98%	192,420	9,560	4.97%	217,598	11,061	5.08%
Securities borrowed and margin lending[4]	687,363	20,512	2.98%	613,735	20,466	3.33%	362,063	16,585	4.58%
Stock of the regulatory agencies	21,844	1,135	5.20%	20,588	1,242	6.03%	28,776	1,539	5.35%
Total interest-earning assets	14,695,238	659,728	4.49%	13,759,574	617,863	4.49%	11,591,916	622,839	5.37%
Non-interest-earning assets	658,194			394,085			395,789
Total assets	$15,353,432			$14,153,659			$11,987,705
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$6,762,705	$20,053	0.30%	$7,204,698	$29,031	0.40%	$4,844,700	$66,883	1.38%
Time deposits	1,226,774	13,567	1.11%	1,825,795	31,498	1.73%	2,482,151	60,033	2.42%
Securities loaned	469,051	1,124	0.24%	412,385	1,496	0.36%	247,420	679	0.27%
Advances from the FHLB	349,796	4,625	1.32%	211,077	4,672	2.21%	747,358	11,988	1.60%
Borrowings, subordinated notes and debentures	310,454	13,201	4.25%	340,699	12,424	3.65%	103,652	5,645	5.45%
Total interest-bearing liabilities	9,118,780	52,570	0.58%	9,994,654	79,121	0.79%	8,425,281	145,228	1.72%
Non-interest-bearing demand deposits	3,929,457			2,182,009			1,990,005
Other non-interest-bearing liabilities	762,833			671,581			397,506
Stockholders’ equity	1,542,362			1,305,415			1,174,913
Total liabilities and stockholders’ equity	$15,353,432			$14,153,659			$11,987,705
Net interest income		$607,158			$538,742			$477,611
Interest rate spread[5]			3.91%			3.70%			3.65%
Net interest margin[6]			4.13%			3.92%			4.12%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loans include average balances of $26.4 million,, $27.2 million, and $28.0 million of Community Reinvestment Act loans which are taxed at a reduced rate for the 2022 2021, and 2020 fiscal years respectively.
4 Margin lending is the significant component of the asset titled customer, broker-dealer and clearing receivables on the unaudited condensed consolidated balance sheets.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
BANKING BUSINESS
The following table presents our Banking segment’s information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three months ended June 30, 2022 and 2021:

	For the Three Months Ended
	June 30,
	2022			2021
(Dollars in thousands)	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]
Assets:
Loans[3,4]	$13,672,947	$173,334	5.07%	$11,444,379	$147,235	5.15%
Interest-earning deposits in other financial institutions	929,695	1,993	0.86%	1,579,835	413	0.10%
Mortgage-backed and other investment securities[4]	265,080	2,745	4.14%	182,874	1,505	3.29%
Stock of the regulatory agencies	21,734	344	6.33%	17,250	301	6.98%
Total interest-earning assets	14,889,456	178,416	4.79%	13,224,338	149,454	4.52%
Non-interest-earning assets	298,721			217,543
Total assets	$15,188,177			$13,441,881
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$7,148,061	$8,449	0.47%	$7,553,737	$5,213	0.28%
Time deposits	1,012,705	2,800	1.11%	1,632,525	5,728	1.40%
Advances from the FHLB	543,247	1,663	1.22%	171,808	982	2.29%
Borrowings, subordinated notes and debentures	33	—	—%	44,983	40	0.36%
Total interest-bearing liabilities	8,704,046	12,912	0.59%	9,403,053	11,963	0.51%
Non-interest-bearing demand deposits	4,770,915			2,629,016
Other non-interest-bearing liabilities	139,753			104,885
Stockholders’ equity	1,573,463			1,304,927
Total liabilities and stockholders’ equity	$15,188,177			$13,441,881
Net interest income		$165,504			$137,491
Interest rate spread[5]			4.20%			4.01%
Net interest margin[6]			4.45%			4.16%
1. Average balances are obtained from daily data.
2. Annualized.
3. Loans include loans held for sale, loan premiums and unearned fees.
4. Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loans include average balances of $26.1 million and $26.9 million of Community Reinvestment Act loans which are taxed at a reduced rate for the 2022 and 2021 three-month periods respectively.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

SECURITIES BUSINESS
Selected information concerning the Securities segment follows as of and for the three months ended:

(Dollars in thousands)	June 30, 2022	June 30, 2021
Compensation as a % of net revenue	38.0%	32.4%
FDIC insured program balances at banks (end of period)	$3,452,358	$730,248
Customer margin balances (end of period)	$285,894	$327,148
Customer funds on deposit, including short credits (end of period)	$372,112	$322,153

Clearing:
Total tickets	1,236,292	2,053,362
Correspondents (end of period)	71	69

Securities lending:
Interest-earning assets – stock borrowed (end of period)	$338,980	$619,088
Interest-bearing liabilities – stock loaned (end of period)	$474,400	$728,988